                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               CorVel Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                   [CorVel Logo]

July 3, 1997

Dear CorVel Stockholder:

     We are pleased to invite you to our 1997 Annual Meeting which will be held at the offices of the Company, 600 City Parkway West, Suite 200, Orange, California, on Thursday, August 7, 1997, at 1:00 p.m. Pacific Daylight Time. The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on election of directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

     Several significant milestones reached in fiscal 1997 deserve special mention:

     - CorVel reported record revenues of $121.7 million for the fiscal year ended March 31, 1997, representing an increase of approximately 12% over the $109.1 million in revenues in fiscal 1996.

     - CorVel continued to add branch offices during the year and expand a number of existing offices.

     - CorVel expanded its line of bill review services by adding unique capabilities for reviewing in-patient medical reimbursement.

     - CorVel has been involved in the conversion of its existing software and related systems to new systems which are "web-enabled" and expects this effort to continue throughout fiscal 1998.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete and mail the enclosed proxy card to ensure that your shares will be represented. A postage pre-paid envelope has been provided for your convenience.

     We look forward to seeing you at our meeting.

                                          Sincerely,

                                          [SIG]
                                          V. GORDON CLEMONS
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

                               CORVEL CORPORATION
                            ------------------------
                          NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                                 AUGUST 7, 1997
                            ------------------------

To the Stockholders of CorVel Corporation:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders of CorVel Corporation, will be held at the Company's offices, 600 City Parkway West, Suite 200, Orange, California, on Thursday, August 7, 1997, at 1:00 p.m. Pacific Time for the following purposes:

          1. To elect five (5) directors to serve until the 1998 Annual Meeting;

          2. To approve a series of amendments to the Company's Restated 1988 Executive Stock Option Plan (the "Option Plan") which will effect the following changes: (i) increase by 200,000 shares the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 1,535,000 shares to 1,735,000 shares, (ii) render the non-employee members of the Board of Directors (the "Board") eligible to receive option grants under the Discretionary Option Grant Program in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (iv) remove certain restrictions on the eligibility of Board members to administer the Option Plan and (v) effect a series of additional changes to the provisions of the Option Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the federal securities laws.

          3. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares which may be issued under the Purchase Plan from 150,000 to 250,000 shares.

          4. To approve an amendment to the Company's Certificate of Incorporation to (i) include a requirement that any stockholder action be taken only at a meeting of the stockholders, (ii) provide that the foregoing amendment to the Certificate of Incorporation, the amendment described in provision (iv) below and this provision (ii) may be amended or repealed only with the approval of sixty-six and two-thirds percent
     (66 2/3%) of the outstanding shares of capital stock entitled to vote,
     (iii) include a provision pursuant to which the Company will be governed by
     Section 203 of the General Corporation Law of the State of Delaware, and
     (iv) provide that Bylaws may be adopted, amended or repealed by stockholder action only with the approval of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock entitled to vote.

          5. To approve the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal 1998; and

          6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on June 16, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed, self-addressed, postage pre-paid envelope. It will assist us in keeping down the expenses of the Annual Meeting if all stockholders return their signed proxies promptly, whether they own a few shares or many shares.

     A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COST TO THE COMPANY OF ADJOURNING THE ANNUAL MEETING AND RESOLICITING PROXIES.

                            YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Directors,

                                          RICHARD J. SCHWEPPE
                                          Secretary

Irvine, California
July 3, 1997

                               CORVEL CORPORATION
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement and the enclosed proxy card are furnished in connection with the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of CorVel Corporation, a Delaware Corporation (the "Company"), which will be held at the Company's offices located at 600 City Parkway West, Suite 200, Orange, California, on Thursday, August 7, 1997, at 1:00 p.m. Pacific Time. Stockholders of record at the close of business on June 16, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     On June 16, 1997, there were 4,704,109 shares of Common Stock, $.0001 par value per share (the "Common Stock") outstanding. Each share of Common Stock is entitled to one vote on all matters properly brought before the Annual Meeting.

     A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum. The Company's inspector of elections for the Annual Meeting will count abstentions and so-called "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others) for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker non-votes are not counted for purposes of determining either the number of votes cast on any matter voted on by the stockholders or whether such matter has been approved.

     The enclosed proxy is being solicited by the Company's Board of Directors (the "Board") and is revocable at any time prior to its exercise. A proxy may be revoked by delivery of a written revocation to the Secretary of the Company, by presentation of a subsequent proxy, properly signed, or by attendance at the Annual Meeting and voting in person.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report for the fiscal year ended March 31, 1997, are scheduled to be mailed commencing on or about July 3, 1997 to stockholders of record on June 16, 1997.

     The principal executive offices of the Company are located at 1920 Main Street, Suite 1090, Irvine, California 92614. The Company's telephone number is
(714) 851-1473.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     A Board of five directors is to be elected at the Annual Meeting. The Company's Certificate of Incorporation provides that each director will serve for a term ending on the date of the Company's next annual meeting. The foregoing notwithstanding, directors will serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed.

     The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, only for the election of each of the nominees for election named below to hold office until the date of the Company's 1998 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until he resigns, becomes disqualified or disabled, or is otherwise removed. Each such nominee, other than Mr. Judd Jessop who is seeking election to the Board for the first time, is currently serving as a director and has indicated his willingness to continue to serve as a director if elected. In the unanticipated event that any of the nominees becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board.

DIRECTORS AND NOMINEES

     The names and certain information about the nominees for director are set forth below:

                NAME                      AGE                       POSITION
------------------------------------      ---     ---------------------------------------------
V. Gordon Clemons...................      53      Chairman of the Board, Chief Executive
                                                  Officer and President
Peter E. Flynn(1)...................      37      Director
Steven J. Hamerslag(1)(2)...........      41      Director
R. Judd Jessop......................      49      --
Jeffrey J. Michael(2)...............      40      Director

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Mr. Clemons joined the Company as President and Chief Executive Officer in January 1988 and became Chairman of the Board in April 1991. Mr. Clemons was President of Caremark, Inc. the then-largest home intravenous therapy company in the United States, from May 1985 to September 1987, at which time the company was purchased by Baxter International, Inc. From 1981 to 1985, Mr. Clemons was President of INTRACORP, a subsidiary of CIGNA Corporation and the largest managed care provider to the workers compensation market in the United States. Mr. Clemons has 21 years of experience in the health care and insurance industries. Mr. Clemons has served on the board of Omnicell Technologies, Inc., a provider of hospital supply and pharmaceutical systems, since December 1995 and Oasis Healthcare Systems, Inc., a company that sells community health information systems and database repositories, since March 1996.

     Mr. Flynn has served as a director of the Company since May 1991. Mr. Flynn has been the Executive Vice President of ENStar, Inc., ("ENStar"), formerly a wholly-owned subsidiary of North Star Universal, Inc. ("North Star") since February 1997. In connection with certain transactions (collectively the "Reorganization") consummated pursuant to a reorganization agreement, North Star transferred to ENStar certain of its assets including its shares of the Company. Pursuant to the Reorganization, ENStar ceased to be a subsidiary of North Star and became a publicly traded company. From December 1990 to February 1997 Mr. Flynn was Executive Vice President, Chief Financial Officer and Secretary of North Star. In December 1992, Mr. Flynn also became the President and Chief Operating Officer of Transition Engineering, Inc. an indirect, wholly-owned subsidiary of North Star. From April 1989 to December 1990 Mr. Flynn was the Treasurer of North Star. Mr. Flynn has been a director of North Star since July 1991.

     Mr. Hamerslag has served as a director of the Company since May 1991. Mr. Hamerslag has been the Vice-Chairman of MTI Technology Corporation, a manufacturer of computer peripherals and network management software, since April 1996. From 1987 to April 1996 Mr. Hamerslag was the President and Chief Executive Officer of MTI.

     Mr. Jessop will first become a director of the Company in August 1997 if elected at the Annual Meeting. Mr. Jessop was President of the HMO Division of FHP International Corporation ("FHP"), a diversified health care services company, from 1994 to 1996. From 1987 to 1994, Mr. Jessop was President of TakeCare, Inc., a publicly traded HMO operating in California, Colorado, Illinois and Ohio, until it was acquired by FHP. Mr. Jessop has 25 years of experience in the health care and managed care industries. Mr. Jessop has served as President of the California Association of HMO's for two years and as a director for four years. Mr. Jessop has been a director of Orange Coast Management Care Services, Inc., a physician practice management company, since 1996.

     Mr. Michael has served as a director of the Company since September 1990. Mr. Michael has been the President and Chief Executive Officer of ENStar since March 1996. Mr. Michael was an initial director and officer (serving as President and Secretary) of ENStar at the time it was organized by North Star in December 1995. Prior to the Reorganization, Mr. Michael served as President and Chief Executive Officer of North Star since December 1990. From April 1989 to December 1990 Mr. Michael was the Vice President -- Finance of North Star. Mr. Michael has been a director of North Star since May 1987, a director of Michael

Foods, Inc., a food processing and distribution company affiliated with North Star, since April 1990, and a director of Michael-Curry Companies, Inc. since 1993.

BOARD MEETINGS AND COMMITTEES

     During fiscal 1997, the Board held four meetings. Each of the present directors standing for re-election at the Annual Meeting attended at least 75% of the meetings of the Board and the committees of the Board of which they are members.

     The Committees of the Board include the Audit Committee and the Compensation Committee. The Board does not have a nominating committee.

     The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing the Company's accounting practices and system of internal accounting controls. The Audit Committee currently consists of Messrs. Thomas R. Brown, Peter E. Flynn and Steven J. Hamerslag. The Audit Committee met once during fiscal 1997.

     The Compensation Committee is responsible for recommending and reviewing the compensation, including perquisites, of the Company's employees and for administering the Company's Option Plan and Purchase Plan. The Compensation Committee consists of Brown, Hamerslag and Michael. The Compensation Committee met four times during fiscal 1997.

     Although Mr. Brown is currently serving on the Audit and Compensation Committees, he is not standing for re-election to the Board. If Mr. Jessop is elected to the Board at the Annual Meeting, the Board expects that Mr. Jessop will serve on both the Audit and Compensation Committees.

COMPENSATION OF DIRECTORS

     The Company pays each non-employee director an amount equal to $1,250 plus travel expenses for each Board meeting attended. The directors do not receive fees for telephonic meetings.

     Each individual who first becomes a non-employee Board member at any time on or after August 5, 1993 and who has not previously been in the employ of the Company, will receive an automatic option grant for 5,000 shares of Common Stock under the Company's Restated 1988 Executive Stock Option Plan, as amended. In addition, each non-employee director who continues to serve as a non-employee Board member after one or more annual stockholder meetings commencing with the 1993 Annual Meeting, will be granted at that meeting, whether or not such individual has been in the prior employ of the Company, an option to purchase 1,500 shares of Common Stock, provided such individual has been a non-employee member of the Board for at least six months. Accordingly, as a non-employee director who was re-elected at the 1996 Annual Meeting of Stockholders each of Messrs. Brown, Flynn, Hamerslag, and Michael received an option to purchase 1,500 shares of Common Stock on August 1, 1996 (the date of the 1996 Annual Meeting) with an exercise price of $31.00. In addition, each of Messrs. Flynn, Hamerslag, Jessop and Michael will be granted an automatic option to purchase an additional 1,500 shares of Common Stock and Mr. Jessop will be granted an automatic option to purchase 5,000 shares of Common Stock on the date of the 1997 Annual Meeting at an exercise price equal to the fair market value of the stock on such date, provided such individual is re-elected, or elected in the case of Mr. Jessop, as a director at the time of the Annual Meeting. See Proposal 2 for a description of the Automatic Option Grant Program.

STOCKHOLDER APPROVAL

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting is required for approval of the election of each of the nominees as a director of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE OR HIS SUBSTITUTE AS DESCRIBED ABOVE.

                                   PROPOSAL 2

            AMENDMENTS TO RESTATED 1988 EXECUTIVE STOCK OPTION PLAN

     The stockholders are being asked to approve a series of amendments to the Company's Restated 1988 Executive Stock Option Plan (the "Option Plan") which will effect the following changes: (i) increase by 200,000 shares the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 1,535,000 shares to 1,735,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (iv) remove certain restrictions on the eligibility of Board members to administer the Option Plan and (v) effect a series of additional changes to the provisions of the Option Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the shortswing liability provisions of the federal securities laws.

     The Board of Directors believes it necessary to increase the number of shares available for issuance under the Option Plan in order to allow the Company to continue to use equity incentives to attract and retain the services of key individuals essential to the Company's long-term success.

     The Option Plan was adopted by the Board on August 1, 1988 and approved by the Company's sole stockholder on the same date. It was subsequently amended and restated on several occasions. Each amendment was subsequently approved by the Company's stockholders. The amendments to the Option Plan for which stockholder approval as sought under this Proposal was adopted by the Board on June 20, 1997 subject to stockholder approval at the 1997 Annual Meeting.

     The following is a summary of the principal features of the Option Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices in Irvine, California.

STRUCTURE OF THE OPTION PLAN

     The Option Plan is divided into two separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued to key employees (including officers and directors), consultants and independent contractors of the Company (or its parent or subsidiary companies), and the non-employee Board members who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, option grants will automatically be made to non-employee Board members at periodic intervals.

     The Discretionary Option Grant Program is administered by the Company's Compensation Committee (the "Committee"). The Committee has complete discretion (subject to the provisions of the Option Plan) to authorize option grants and determine the terms of these options under the Option Plan.

     Administration of the Automatic Option Grant Program is self-executing in accordance with the terms of the Option Plan. The Committee has no discretionary authority with respect to that program.

SHARES SUBJECT TO OPTION PLAN

     Assuming stockholder approval of this Proposal 2, the total number of shares of Common Stock issuable over the term of the Option Plan may not exceed 1,735,000 shares. However, not more than 468,166 shares of Common Stock may be issued after June 1, 1997. Such shares will be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company.

     In no event may any one individual participating in the Option Plan be granted stock options or separately-exercisable stock appreciation rights for more than 800,000 shares of Common Stock in the aggregate over the term of the Option Plan. For purposes of such limitation, any stock options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Option Plan and to each outstanding option.

ELIGIBILITY

     Officers and employees, and consultants and independent advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant Program. Assuming stockholder approval of this Proposal, the non-employee Board members will also be eligible to participate in that program. Only non-employee Board members are be eligible to participate in the Automatic Option Grant Program.

     As of June 1, 1997, approximately 121 employees (including 4 executive officers) were eligible to participate in the Discretionary Option Grant Program. All of the 4 non-employee Board members are eligible to participate in the Automatic Option Grant Program.

PRICE AND EXERCISABILITY

     The exercise price per share for options issued under the Discretionary Option Grant Program may not be less than 85% of the fair market value of the Company's Common Stock on the grant date and no option may be outstanding for more than a ten (10)-year term.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Committee will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

VALUATION

     For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date, as quoted on the Nasdaq National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. The closing selling price of the Common Stock on May 30, 1997 was $27.00 per share.

ACCELERATION OF OPTIONS

     In the event of an acquisition of the Company by merger or asset sale ("Corporate Transaction"), each option outstanding under the Discretionary Option Grant Program at the time will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent: (i) such option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (iii) acceleration of such option is subject to other applicable limitations imposed by the Committee at the time of grant. Upon the consummation of any Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be outstanding.

     The Committee will have the discretion, exercisable at any time, to provide for the automatic acceleration of one or more assumed or replaced options which are not otherwise accelerated in connection with the Corporate Transaction, or to provide for automatic vesting of the optionee's interest in any cash incentive program implemented in replacement of his or her options under the Discretionary Option Grant Program, should the optionee's employment with the successor entity terminate within a designated period following the Corporate Transaction.

     The acceleration of options in the event of a Corporate Transaction may be seen as an anti-take-over provision and may have the effect of discouraging a merger proposal, a take-over attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

     At the Committee's discretion, options granted under the Discretionary Option Grant Program may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance: (i) tandem rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution and (ii) limited rights which are automatically exercised upon the occurrence of a hostile take-over of the Company.

     Tandem stock appreciation rights provide the holders with the right to surrender their option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of exercise) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Committee's discretion, be made in shares of Common Stock valued at fair market value on the date of exercise, in cash or in a combination of cash and Common Stock.

     One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Committee's discretion, be granted a limited stock appreciation right as part of any stock option grant made to such officers. Any option with such a limited stock appreciation right will automatically be canceled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares. In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the take-over price per share over (ii) the aggregate exercise price payable for such shares.

     Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with such provision.

     Outstanding options granted to executive officers under the Option Plan prior to June 15, 1992 provide such individuals with a different form of limited stock appreciation right in the event of a hostile take-over of the Company. Under this latter right, if the optionee is an officer of the Company at the time of such a hostile take-over, such optionee will have a thirty (30)-day period in which to surrender the underlying option in return for a cash distribution from the Company equal to the excess of the take-over price of the shares subject to the surrendered option over the exercise price payable for such shares.

FINANCIAL ASSISTANCE

     The Committee may assist any optionee (including an officer) in the exercise of outstanding options under the Option Plan by (a) authorizing a loan (with or without security or collateral) from the Company, (b) permitting the optionee to pay the exercise price in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.

SPECIAL TAX WITHHOLDING ELECTION

     The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate, provide one or more participants in the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock purchased under the Option Plan upon the exercise of non-statutory options, that number of shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% as specified by the participant) of the Federal and state income tax liability incurred by the optionee in connection with the acquisition of such shares. Any election so made will be subject to the approval of the Committee and no shares will be accepted in satisfaction of such tax liability except to the extent the Committee approves the election. One or more participants in the Discretionary Option Grant Program may also be granted the alternative right, subject to Committee approval, to deliver previously issued shares of Common Stock in satisfaction of such tax liability. The withheld delivered shares will be valued at fair market value on the determination date for the tax liability applicable to the shares acquired under the Option Plan.

CANCELLATION AND NEW GRANT OF OPTIONS

     The Committee has the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution therefor new options covering the same or a different number of shares of Common Stock but having an exercise price per share not less than 85% of the fair market value per share of the Company's Common Stock on the new grant date, in the case of a grant of a non-statutory option and 100% of such fair market value in the case of the grant of an Incentive Option. It is anticipated that the exercise price in effect under the new grant will in all instances be less than the exercise price in effect under the terminated option.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member on or after the date of the 1993 Annual Meeting, whether through election by the Company's stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 5,000 shares of Common Stock, provided such individual has not been in the prior employ of the Company. In addition, each individual who continues to serve as a non-employee Board member after one or more annual stockholder meetings, commencing with the 1993 Annual Meeting, including individuals who joined the Board prior to such time, will automatically be granted at each such stockholder meeting, whether or not he or she has been in the prior employ of the Company, a stock option to purchase 1,500 shares of Common Stock. However, an individual will be eligible to receive such an annual grant only if he or she has served as a non-employee Board member for at least six (6) months prior to the date of such stockholder meeting. There will be no limit on the number of such 1,500-share options any one non-employee Board member may receive over his or her period of Board service.

     Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value of the option shares on the automatic grant date and a maximum term of ten (10) years measured from the grant date. Each automatic grant will become exercisable in a series of four (4) equal and successive annual installments over the optionee's period of Board service, with the first such installment to become exercisable twelve (12) months after the automatic grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability and upon certain changes in the ownership or control of the Company. In addition, upon the successful completion of a hostile take-over of the Company, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over
(b) the exercise price payable for such shares. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted with such an option surrender right and the subsequent surrender of that option in accordance with such provision.

AMENDMENT AND TERMINATION OF OPTION PLAN

     The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval.

     The Board may terminate the Option Plan at any time, but the Option Plan will in all events terminate on June 30, 2006 or (if earlier) on the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

OPTIONS GRANTED

     The table below shows, as to the Company's Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table under "Summary of Cash and Certain Other Compensation" below and the other indicated persons and groups, the number of shares of Common Stock subject to options granted under the Option Plan during the period from April 1, 1996 to June 1, 1997.

                                                                     NUMBER OF
                                                                   OPTION SHARES
                                                                      GRANTED       WEIGHTED AVERAGE
NAME AND POSITION                                                  4/1/96-6/1/97     EXERCISE PRICE
-----------------------------------------------------------------  --------------   ----------------
V. Gordon Clemons................................................         -0-              $ 0.0
  Chairman of the Board, Chief Executive Officer & President
Daniel H. Davis..................................................      32,000             $27.69
  V.P., Business Development
Richard J. Schweppe..............................................       6,500             $27.82
  Chief Financial Officer and Secretary
Louis E. Silverman...............................................      21,500             $27.80
  V.P., Operations
Thomas R. Brown..................................................       1,500             $31.00
  Director
Peter E. Flynn...................................................       1,500             $31.00
  Director
Steven J. Hamerslag..............................................       1,500             $31.00
  Director
Jeffrey J. Michael...............................................       1,500             $31.00
  Director
All current executive officers as a group (4 persons)............      60,000             $27.74
All current directors (other than executive officers) as a group
  (4 persons)....................................................       6,000             $31.00
All other employees, including current officers who are not
  executive officers, as a group (121 persons)...................      81,700           $27.8987

NEW PLAN BENEFITS

     No options will be granted prior to the Annual Meeting on the basis of the 200,000-share increase to the Option Plan. However, on the date of the Annual Meeting each of Messrs. Flynn, Hamerslag and Michael, if re-elected at the Annual Meeting, will receive an additional grant of 1,500 shares of Common Stock under the Automatic Option Grant Program at an exercise price equal to the fair market value on such date. In addition, if Mr. Jessop is elected at the Annual Meeting to become a member of the Board of Directors, he will receive a grant of 5,000 shares of Common Stock under the Automatic Grant Program at an exercise price equal to the fair market value on such date.

FEDERAL INCOME TAX CONSEQUENCES

     Option Grants. Options granted under the Option Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options which do not satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

     (i) Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the purchased shares at the time of exercise and the exercise price is generally included as alternative minimum taxable income for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal tax purposes, dispositions are divided into two categories: (A) qualifying and (B) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (A) the amount realized upon the sale or other disposition less (B) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (A) the fair market value of those shares at the date of exercise less
(B) the exercise price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount by which the fair market value of such shares on the date the option is exercised exceeds the exercise price. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     (ii) Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to (A) the excess of the fair market value of the purchased shares at the date of exercise over (B) the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of employment or service prior to vesting, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between (1) the fair market value of the shares on the date the Company's repurchase right lapses and (2) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the difference between (1) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and (2) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the employer corporation in which ordinary income is recognized by the optionee in connection with the exercise of the options.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code
Section 162(m). For a further explanation of Code Section 162(m), see "Executive Compensation and Related Information -- Compliance with Internal Revenue Code
Section 162(m)."

ACCOUNTING TREATMENT

     Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings. However, whether or not granted at a discount, the Company will be required to disclose in the notes to the Company's financial statements the fair value of options granted under the Option Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's earnings.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1997 Annual Meeting is required for approval of the amendments to the Option Plan. Should such stockholder approval not be obtained, then the 200,000-share increase to the share reserve will not be implemented, and any options granted on the basis of such 200,000-share increase to the Option Plan will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options, and no additional options will be granted on the basis of such share increase. In addition, the non-employee Board members will not become eligible to participate in the Discretionary Option Grant Program, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. The Option Plan will terminate once the balance of the share reserve as last approved by the stockholders has been issued pursuant to outstanding option grants under the Option Plan or, if earlier, on June 20, 2006.

     THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENTS TO THE OPTION PLAN ARE NECESSARY IN ORDER TO ASSURE THAT THE COMPANY WILL CONTINUE TO HAVE A SUFFICIENT SHARE RESERVE FOR AN EXTENDED PERIOD OF TIME TO CONTINUE TO PROVIDE EQUITY INCENTIVES TO ATTRACT AND RETAIN THE SERVICES OF KEY EMPLOYEES, CONSULTANTS AND NON-EMPLOYEE BOARD MEMBERS. FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE OPTION PLAN.

                                   PROPOSAL 3

                 AMENDMENT TO 1991 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The stockholders are also being asked to vote on a proposal to approve an increase in the number of shares of Common Stock issuable under the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") by 100,000 shares in order to assure that the Purchase Plan will continue to have a sufficient share reserve to provide employees with an opportunity to acquire an equity interest in the Company. The proposed amendment to the Purchase Plan was approved by the Board on June 20, 1997.

     The Purchase Plan was initially adopted by the Board and approved by the then sole stockholder of the Company on May 15, 1991. The Purchase Plan was subsequently restated and amended effective October 1, 1992. The restatement was approved by the stockholders on August 11, 1992. The most recent amendment to the Purchase Plan was approved by the Board on May 4, 1994 and by the stockholders on August 3, 1994.

     The terms and provisions of the Purchase Plan are summarized below. This summary, however, does not purport to be complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Corporate Secretary at the Company's executive offices in Irvine, California.

PURPOSE

     The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to acquire a proprietary interest in the Company through participation in a plan intended to qualify for the favorable tax benefits afforded employee stock purchase plans under Section 423 of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Company's Compensation Committee which is appointed by the Board and is comprised of at least two members of the Board. The Committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in administration of the Purchase Plan will be paid by the Company without charge to participants.

SHARES SUBJECT TO THE PURCHASE PLAN

     Assuming stockholder approval of Proposal 3, the maximum number of shares which may be issued over the term of the Purchase Plan will be increased from 150,000 to 250,000 shares. However, not more than 135,859 shares of Common Stock may be issued under the Purchase Plan after June 1, 1997. The Common Stock purchasable under the Purchase Plan may be either shares newly-issued by the Company or shares reacquired by the Company, including shares purchased on the open market.

     To prevent dilution or enlargement of participant rights under the Purchase Plan, appropriate adjustments will be made to (i) the class and maximum number of shares purchasable under the Purchase Plan, (ii) the class and maximum number of shares purchasable per participant under any outstanding purchase right or over the term of the Purchase Plan and (iii) the class and number of shares purchasable and the price per share payable under any outstanding purchase right, in the event that any change is made to the Company's outstanding Common Stock (whether by reason of recapitalization, stock dividend, stock split, combination of share, or other similar change in corporate structure effected without receipt of consideration).

ELIGIBILITY AND PARTICIPATION

     Any individual who is customarily employed by the Company or a participating subsidiary for more than 20 hours per week and more than five months per calendar year will be eligible to participate in the Purchase

Plan. However, employees of the Company who are deemed to be "Highly Compensated Employees" under Internal Revenue Code Section 414(q) will not be eligible to participate in the Purchase Plan for one or more purchase periods, if on the first day of any such purchase period they hold unvested options under the Option Plan to purchase more than 15,000 shares of Common Stock.

     As of June 1, 1997, approximately 1,900 employees were eligible to participate in the Purchase Plan.

PURCHASE PERIODS

     Each purchase period under the Purchase Plan will be of a duration of six calendar months. The initial purchase period began October 1, 1991, and subsequent purchase periods will begin at successive six-month intervals from and after that date. Each participant has a separate purchase right for each purchase period in which he or she participates. The purchase right is granted on the first day of the purchase period and will be automatically exercised on the last business day of the purchase period.

PURCHASE PRICE

     The purchase price of the Common Stock acquired at the end of each purchase period is equal to the lesser of (i) 85% of the fair market value per share of Common Stock on the date on which such purchase period begins or (ii) 85% of the fair market value per share of Common Stock on the date on which the purchase period ends.

     The fair market value of the Common Stock on any relevant date will be the closing selling price per share on such date as reported on the Nasdaq National Market. The closing selling price per share of the Company's Common Stock on the Nasdaq National Market on May 30, 1997 was $27.00 per share.

PURCHASE RIGHTS; STOCK PURCHASES

     Each participant may authorize periodic payroll deductions in any multiple of $10.00, up to a dollar maximum not in excess of 20% of his or her base pay each purchase period to be applied toward the purchase of Common Stock under the Purchase Plan. Base pay includes the participant's regular salary or wages, plus the commissions received during the purchase period, plus any salary deferral contributions made by such individual to the Company's 401(k) Plan, but excludes overtime, bonuses and other incentive-type payments.

     On the last business day of each purchase period, the payroll deductions of each participant are automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for that purchase period. Any amount remaining in the Participant's account after purchasing whole shares shall be refunded to the participant at the end of each purchase period.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) Purchase rights may not be granted to any individual who would, immediately after the grant, own stock (including stock purchasable under any outstanding purchase rights) or hold outstanding options or other rights possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

          (ii) No participants may purchase more than 500 shares of Common Stock during any one purchase period.

          (iii) Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

TERMINATION OF PURCHASE RIGHTS

     The purchase right of a participant will terminate upon (i) the participant's termination of employment or (ii) the participant's election to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to the terminated purchase right will be refunded. However, if the participant withdraws from the Purchase Plan while continuing in employee status or ceases active employment during the purchase period by reason of disability, death or leave of absence, the participant (or the personal representative of his estate) may elect to have any payroll deductions already made in that purchase period applied to the purchase of Common Stock at the end of that purchase period.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable by the participant, except by will or by the laws of descent and distribution, and the purchase rights will be exercisable only by the participant.

MERGER OR LIQUIDATION OF COMPANY

     In event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization (other than a reorganization effected primarily to change the state in which the Company is incorporated) or in the event the Company is liquidated, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such sale, merger, reorganization or liquidation, by applying all payroll deductions previously collected from participants during the purchase period of such transaction toward the purchase of whole shares of Common Stock (subject to the Special Limitations discussed above).

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earlier of (i) September 30, 2001 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights. However, the Board may from time to time alter, amend, suspend or discontinue the provisions of the Purchase Plan so long as outstanding purchase rights are not affected. The Board may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan, or the maximum number of shares which any participant may purchase during a single purchase period except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (v) materially increase the benefits accruing to participants or (iii) materially modify the requirements for eligibility to participate in the Purchase Plan.

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be reportable by the participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. The participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     The participant's Federal income tax liability will depend on whether he or she makes a qualifying or disqualifying disposition of the purchased shares. A sale or other disposition of the purchased shares will be a disqualifying disposition of the purchased shares if made within two years after the start of the purchase period in which such shares were acquired.

     The participant will generally realize ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the date the purchase right is granted. The participant will realize ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the shares on the date of purchase exceeded the purchase price. Any additional gain recognized upon the disposition of shares will be a capital gain, which will be long-term if the shares have been held for more than one year following the date of issuance under the Purchase Plan.

     If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares.

ACCOUNTING TREATMENT

     Under present accounting principles, the issuance of Common Stock under the Purchase Plan will not result in any charge to the Company's earnings. However, the Company must disclose in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have on the Company's reported earnings were the value of those purchase rights treated as a compensation expense.

NEW PLAN BENEFITS

     None of the executive officers named in the Summary Compensation Table under "Summary of Cash and Certain Other Compensation" purchased shares under the Purchase Plan during the period from April 1, 1996 to June 1, 1997. During the same time period one executive officer participated in the Purchase Plan and purchased a total of 700 shares of Common Stock under the Purchase Plan and all employees as a group (including an executive officer -- 433 persons) purchased 23,039 shares of Common Stock under the Purchase Plan.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the Company's voting stock represented and voting at the Annual Meeting is required for approval of the amendment to the Purchase Plan. If such approval is not obtained, then the share increase to the Purchase Plan will not become effective, and the Purchase Plan will terminate once the balance of the share reserve as last approved by the stockholders has been issued under the Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     BECAUSE THE PURCHASE PLAN PROVIDES EMPLOYEES WITH A MEANINGFUL INCENTIVE TO REMAIN WITH THE COMPANY AND AN INCENTIVE TO CONTRIBUTE TO THE GROWTH AND LONG-TERM SUCCESS OF THE COMPANY BY OFFERING THEM AN OPPORTUNITY TO ACQUIRE A PROPRIETARY INTEREST IN THE COMPANY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1991 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 4

           APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

     The Board has unanimously approved and is proposing amendments to the Company's Certificate of Incorporation (the "Amendments") to help discourage hostile takeover attempts to take control of the Company. Existing federal and state laws provide some protection to stockholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern the disclosure required to be made to stockholders in the process of a solicitation for proxies in a proxy contest as well as in connection with other business combinations. The Company is incorporated under Delaware law, which gives stockholders certain voting rights and certain notices of meetings. Effective February 11, 1997, the Company adopted a Stockholder Rights Agreement designed to deter unsolicited takeover attempts. The Board also recently amended the Bylaws to eliminate the stockholders' ability to call special meetings in order to prevent a person acquiring a majority of the outstanding voting shares of the Company from calling a meeting for the purpose of removing directors or making other proposals that could disrupt the continuity and stability of the Board or its policies.

     The Board believes that while the foregoing disclosure and procedural requirements may help defend against hostile-takeover attempts, they may not apply or be adequate in all cases. A third party that acquires a substantial block of the Company's Common Stock might desire to gain control of the Company or attempt to realize a profit in its investment without purchasing the remainder of the Company's Common Stock through a tender offer or other means of acquisition. Such a purchaser might attempt to force the Company to accept a merger or restructuring, or offer to repurchase shares at a premium, or accept other proposals, by launching a proxy contest to unseat the Company's Board. In many takeover attempts, following a substantial accumulation of stock of the target company, the purchaser has sought representation on the target company's board of directors in order to increase the likelihood that its proposals will be implemented by the company.

     The Board believes that substantial inequities can result to remaining stockholders of a company that has become the target of such tactics. The threat of removal of the Company's Board in such a situation could severely curtail its ability to negotiate effectively with a potential purchaser. The Board would be deprived of the time and information necessary to evaluate a take-over proposal, to study alternative proposals and to help maximize the price obtained for stockholders in any transaction.

     The Board believes that, to the extent a proxy contest is part of a plan to acquire control of the Company, adoption of the Amendments will encourage the purchaser to negotiate directly with the Board. Moreover, the Board believes that stockholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. The Board also believes that it is in a better position than individual stockholders to negotiate effectively on behalf of all stockholders.

     The proposed Amendments are permitted by Delaware law and are consistent with the rules of the Nasdaq National Market on which the Company's Common Stock is traded.

     The Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's Common Stock or to obtain control of the Company or its Board of Directors by means of a solicitation in opposition to management. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Certificate of Incorporation or the Bylaws that would affect the ability of a third party to change control of the Company.

     The Board has carefully considered the potential adverse effects of the proposed Amendments and has concluded that such adverse effects are substantially outweighed by the benefits the Amendments would afford the Company and its stockholders.

                              PROPOSED AMENDMENTS

     The following description is qualified in its entirety be reference to the full text of the proposed Amendments included as Exhibit A attached hereto.

ELIMINATION OF ACTION BY WRITTEN CONSENT

     Under Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting unless a corporation eliminates this power in its charter documents. The Company's current Certificate of Incorporation permits stockholder action by written consent if (i) the action to be approved by such written consent has also been approved by the Board, or (ii) the Company has received at least 20 days advance written notice of the matter to be voted on by the stockholders in connection with such written consent. The proposed amendment to the Certificate of Incorporation would eliminate this stockholder right and provide that no change may be made to this provision without the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

     Elimination of such stockholders' right to act by written consent may lengthen the amount of time required to take stockholder actions and thereby deter hostile takeover attempts. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Company's Common Stock will not be able to amend the Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a stockholders' meeting was held to take any such action. The Board believes this provision would enhance the Board's and stockholders' opportunity to fully consider stockholder proposals at a meeting where all views can be heard.

SUPER-MAJORITY VOTE REQUIREMENT TO AMEND OR REPEAL THE FOREGOING AMENDMENT AND THIS PROVISION

     This proposed amendment to the Certificate of Incorporation would provide that the foregoing amendment and this provision may be amended or repealed only with a vote of not less than sixty-six and two-thirds percent (66 2/3%) of the holders of outstanding shares. This proposal is designed to prevent a stockholder with a simple majority of the voting power of the Company from avoiding the requirements of the proposed Amendments by simply repealing them. It will also have the effect of giving the holders of 33 2/3% or more of the Company's outstanding voting shares a veto power over any changes in the proposed amendments, even if these changes are favored by a majority of the stockholders or the Board.

ELECTION TO BE GOVERNED BY DELAWARE GENERAL CORPORATION LAW SECTION 203

     The Board of Directors recommends the deletion of Article XIV of the Company's Certificate of Incorporation pursuant to which the Company elected not to be governed by Delaware General Corporation Law ("DGCL") Section 203.

     DGCL Section 203 is a "business combination" statute. The effect of deleting Article XIV of the Certificate of Incorporation and making the Company, a publicly held Delaware corporation, subject to DGCL Section 203, is to prohibit the Company from engaging in various "business combination" transactions with any "interested stockholder" for a period of three years after the date of the transaction in which such person became an "interested stockholder," unless (i) the transaction is approved by the Board prior to the date the "interested stockholder" obtained such status, (ii) upon consummation of the transaction which resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or subsequent to the date of the transaction in which the person became an "interested stockholder" the "business combination" is approved by the Board and authorized at an annual or special meeting of stockholders by the affirmative vote of the holders of at least two-thirds of the outstanding voting stock which is not owned by the "interested stockholder." A "business combination" includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of a corporation's voting stock.

     Application of DGCL Section 203 to the Company should encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the higher stockholder voting requirements imposed would not be invoked if such person, prior to acquiring 15% of the Company's voting stock, obtains the approval of the Board of Directors for such stock acquisition or for the proposed business combination transaction (unless such person acquires 85% or more of the Company's voting stock in such transaction excluding certain shares as described above). In the event of a proposed acquisition of the Company, the Board believes that the interests of the Company's stockholders will be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and tax effects of the transaction.

     In addition, DGCL Section 203 should tend to prevent certain of the potential inequities of business combinations which are a part of a "two-tier" transaction. Any merger, consolidation or similar transaction following a partial tender offer not approved by the Board under DGCL Section 203 would have to be approved by the holders of at least two-thirds of the remaining shares of Common Stock unless, under DGCL Section 203, the acquiror obtained 85% or more of the Company's voting stock in such partial tender offer.

INCREASE STOCKHOLDER VOTE FOR ADOPTION, AMENDMENT OR REPEAL OF THE BYLAWS

     Under the Company's current Certificate of Incorporation, a majority of the outstanding shares may vote to adopt, amend or repeal the Bylaws. The proposed amendment to the Certificate of Incorporation would provide that the Bylaws may be adopted, amended or repealed by stockholder action only upon the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote thereon. This proposal is designed to limit stockholders' ability to change the provisions of the Bylaws without broad support from the Company's other voting stockholders. The Board of Directors believes that such an amendment will provide a degree of stability and continuity and that it is in the best interests of the Company as it will be more difficult for a significant stockholder to make changes to the Bylaws, including changes designed to facilitate a business combination or the exercise of control over the Company.

STOCKHOLDER APPROVAL

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting is required for approval of the Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE
AMENDMENTS.

                                   PROPOSAL 5

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The accounting firm of Ernst & Young LLP served as the independent auditors for the Company for the fiscal year ended March 31, 1997. The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1998 and has further directed that the selection of the auditors be submitted for ratification by the stockholders at the Annual Meeting.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

     Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote thereat, the Audit Committee and the Board will reconsider whether to retain that firm as the Company's independent auditors. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company as of May 31, 1997 with respect to beneficial ownership of the Company's Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director and/or nominee for director, (iii) the Chief Executive Officer and each other Named Executive Officer of CorVel (as such term is defined below under the caption "Summary of Cash and Certain Other Compensation"), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers and principal stockholders, and Schedule 13Gs filed with the Securities and Exchange Commission. Except as otherwise noted, the persons named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

                                                      AMOUNT OF COMMON            PERCENTAGE OF COMMON
      NAME AND ADDRESS OF BENEFICIAL OWNER        STOCK BENEFICIALLY OWNED     STOCK BENEFICIALLY OWNED(1)
------------------------------------------------  ------------------------     ---------------------------
ENSTAR INC......................................          1,037,796(2)                    22.06%
  Jeffrey J. Michael
  6479 City West Parkway
  Eden Prairie, MN 55344
MELLON BANK CORPORATION.........................            473,000(3)                    10.05%
MELLON BANK, N.A.
THE DREYFUS CORPORATION
  One Mellon Bank Center
  Pittsburgh, PA 15258
WASATCH ADVISORS, INC...........................            456,650(4)                     9.71%
  68 South Main Street, Suite 400
  Salt Lake City, UT 84101
V. GORDON CLEMONS...............................            394,742(5)                     8.29%
  1920 Main Street, Suite 1090
  Irvine, CA 92614
GEOCAPITAL CORPORATION..........................            359,100(6)                     7.64%
  Irwin Lieber
  767 Fifth Avenue
  New York, NY 10153
WELLINGTON MANAGEMENT COMPANY, LLP..............            290,800(7)                     6.18%
  75 State Street
  Boston, MA 02109
DANIEL H. DAVIS.................................             88,291(8)                     1.87%
  1210 Northbrook Drive, Suite 410
  Trevose, PA 19053
LOUIS E. SILVERMAN..............................             33,313(9)                        *
  1920 Main St., Suite 1090
  Irvine, CA 92614
STEVEN J. HAMERSLAG.............................              9,750(10)                       *
  4905 East LaPalma Avenue
  Anaheim, CA 92807
PETER E. FLYNN..................................              8,250(11)                       *
  6479 City West Parkway
  Eden Prairie, MN 55344
THOMAS R. BROWN.................................              8,250(12)                       *
  1900 Alameda de las Pulgas
  San Mateo, CA 94403
All executive officers and directors
  as a group (8 individuals)....................          1,595,064(13)                   33.02%

---------------
* Less than 1%

 (1) Applicable percentage ownership is based on 4,702,155 shares of Common Stock outstanding as of May 31, 1997. Any securities not outstanding but which are subject to options exercisable within 60 days of May 31, 1997, are deemed outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

 (2) Includes 1,025,000 shares owned by ENStar Inc. ("ENStar"), 10,546 shares owned directly by Mr. Michael, a director of ENStar and the Company and 2,250 shares subject to options held by Mr. Michael that are exercisable within 60 days of May 31, 1997. Excludes 3,750 shares subject to options held by Mr. Michael that are exercisable after July 31, 1997. Also excludes
     (i) 300 shares owned indirectly by Mr. Flynn, a director of ENStar and the Company, as custodian for his children, (ii) 2,250 shares subject to options held by Mr. Flynn that are exercisable within 60 days of May 31, 1997, and (iii) 3,750 options held by Mr. Flynn that are exercisable after July 31, 1997. Mr. Michael is the President and Chief Executive Officer and a stockholder of ENStar. In addition, Mr. Michael is the managing general partner of the 3J2R Limited Partnership and both a general and limited partner of the 4J2R1C Limited Partnership, both of which are a stockholder of ENStar. Based on the foregoing, Mr. Michael may be deemed to share beneficial ownership of the shares of the Company's Common Stock held by ENStar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein. ENStar's common and voting preferred stock are traded on the over-the-counter market under the symbol ENSR. ENStar files periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, relating to its business, financial condition and other matters. Also excludes 3,000 shares issuable upon the exercise of options to be granted to Messrs. Michael and Flynn at the Annual Meeting (provided they are re-elected) as non-employee directors of the Company under the Automatic Option Grant Program.

 (3) According to the Schedule 13G of Mellon Bank Corporation, Mellon Bank, N.A., and The Dreyfus Corporation dated February 7, 1997, these entities hold all of these securities in their various fiduciary capacities. As such, these entities have sole dispositive power with respect to some of the shares and shared dispositive power with respect to the remaining shares. These entities have sole voting power with respect to all of the shares.

 (4) According to the Schedule 13G of Wasatch Advisors, Inc. ("Wasatch") dated February 14, 1997, Wasatch is an Investment Advisor registered under
     Section 203 of the Investment Advisors Act of 1940 with sole investment power with respect to the shares.

 (5) Includes 333,742 shares owned by Mr. Clemons directly, 1,000 shares owned indirectly by Mr. Clemons as custodian for his children, and 60,000 shares subject to options that are currently exercisable with a nominal exercise price.

 (6) Includes 1,000 shares owned directly by Mr. Irwin Lieber, a principal stockholder of GeoCapital Corporation ("GeoCapital"). According to the
     Schedule 13G of GeoCapital dated February 15, 1997, GeoCapital is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940 and shares investment power, along with its clients, with respect to the shares. By reason of his principal ownership interest in GeoCapital, Mr. Lieber may be deemed to share beneficial ownership of the shares (excluding those he owns directly).

 (7) According to the Schedule 13G of Wellington Management Company, LLP ("WMC") dated January 24, 1997, WMC is an Investment Advisor registered under
     Section 203 of the Investment Advisors Act of 1940, and shares investment power, along with its clients, with respect to the shares.

 (8) Includes 70,000 shares owned directly by Mr. Davis and 18,291 shares subject to options that are exercisable within 60 days of May 31, 1997. Excludes 34,209 shares issuable upon exercise of options exercisable after July 31, 1997.

 (9) Consists of 33,313 shares subject to options held by Mr. Silverman that are exercisable within 60 days of May 31, 1997. Excludes 24,187 shares issuable upon exercise of options exercisable after July 31, 1997.

(10) Includes 6,000 shares owned directly by Mr. Flynn, 300 shares owned indirectly by Mr. Flynn as custodian for his children, and 2,250 shares subject to options that are exercisable within 60 days of May 31, 1997. Excludes 3,750 shares issuable upon exercise of options exercisable after July 31, 1997. Also excludes 1,500 shares issuable upon the exercise of options to be granted to Mr. Flynn at the Annual Meeting (provided he is re-elected) as a non-employee director of the Company under the Automatic Option Grant Program.

(11) Includes 7,500 shares owned directly by Mr. Hamerslag and 2,250 shares subject to options that are exercisable within 60 days of May 31, 1997. Excludes 3,750 shares issuable upon exercise of options exercisable after July 31, 1997. Also excludes 1,500 shares issuable upon the exercise of options to be granted to Mr. Hamerslag at the Annual Meeting (provided he is re-elected) as a non-employee director of the Company under the Automatic Option Grant Program.

(12) Includes 6,000 shares owned directly by Mr. Brown and 2,250 shares subject to options that are exercisable within 60 days of May 31, 1997. Excludes 3,750 shares issuable upon exercise of options exercisable after July 31, 1997.

(13) Includes 1,466,689 shares owned directly or indirectly and 128,375 shares subject to options exercisable within 60 days of May 31, 1997 held by those officers and directors referenced above in footnotes 5, 8, 9, 10, 11 and 12 and one additional officer not referenced above who is an executive officer but not a Named Executive Officer. Excludes 81,175 shares issuable upon exercise of options exercisable after July 31, 1997 held by all executive officers and directors as a group.

                       EXECUTIVE OFFICERS OF THE COMPANY

                  NAME                     AGE                     POSITION
-----------------------------------------  ----    -----------------------------------------
V. Gordon Clemons........................   53     Chairman of the Board, Chief Executive
                                                   Officer
                                                   and President
Daniel H. Davis..........................   48     Vice President, Business Development
Richard J. Schweppe......................   42     Chief Financial Officer and Secretary
Louis E. Silverman.......................   38     Vice President, Operations

     Information regarding Mr. Clemons is included under the heading "Directors and Nominees."

     Mr. Davis has been the Vice President, Business Development since January 1997. From April 1988 to January 1997 Mr. Davis was the Vice President, Marketing and New Business Development for the Company. From October 1987 to April 1988, Mr. Davis was the Senior Vice President, Sales and Employee Benefits Group for INTRACORP. From May 1983 to October 1987, he was the Senior Vice President, Marketing, for INTRACORP. Mr. Davis has 26 years of experience in the health care and insurance industries.

     Mr. Schweppe has been the Chief Financial Officer since April 1991 and Secretary since June 1995. From March 1988 to April 1991, Mr. Schweppe was the Director of Finance for the Company. From May 1983 to February 1988 Mr. Schweppe was the Manager, Technical Accounting for Caremark, Inc.

     Mr. Silverman became Vice President, Operations in June 1995. Mr. Silverman was Vice President, Eastern and California Operations from April 1994 to May 1995. Mr. Silverman joined the Company in March 1993 as Vice President, Eastern Operations. Prior to joining the Company, Mr. Silverman served as Vice President of Corporate Development from 1986 to 1990 and Vice President of California Operations from 1990 to 1993 of Office Specialists, a national temporary employment company. Mr. Silverman has 13 years of experience in service sector general management, including direct operating, acquisitions, and strategic planning responsibilities.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION*

     The Compensation Committee administers the Company's executive compensation programs. After consideration of the Compensation Committee's recommendations, the full Board of Directors reviews and approves the salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table which follows this report. The Compensation Committee is responsible for administering all other elements of executive compensation, including annual incentive awards and stock option grants under the Company's Option Plan for executive officers and other key employees.

GENERAL COMPENSATION GOALS

     The design and implementation of all executive compensation arrangements are based on certain goals derived from Company values, business strategy and management requirements. These goals may be summarized as follows:

     - Pay competitive salaries to attract, retain and motivate a highly competent executive team essential to the long-term success of the Company;

     - Tie an individual's total compensation to individual and profit center performance and the financial success of the Company;

     - Reward executives for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company; and

     - Align executives' financial interests with stockholder value.

FACTORS

     Several of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 1997 fiscal year are summarized below. Additional factors were also taken into account, and the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years. All compensation decisions will be designed to further the general compensation goals indicated above.

     BASE SALARIES. Base salaries are targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions with other companies in the same industry. The base salary for each

---------------
* The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "1993 Act"), or the 1934 Act.

executive officer is reviewed annually and is set on the basis of personal performance, the relative importance of the functions the officer performs, the scope of the officer's ongoing responsibilities, the salary levels in effect for comparable positions with the Company's principal competitors, and internal equity considerations. The weight given to each of these factors varies from individual to individual.

     ANNUAL INCENTIVE AWARDS. Although the Company has a March 31 fiscal year end, it has calendar year budgets and annual incentive plans which are based on the calendar year. Annual bonuses are designed to reward personal contributions to the success of the Company and are earned under a structured formula that considers the following factors:

  Company Profit Center Financial Performance

          Each profit center of the Company submits a proposed annual operating budget including annual profit goals for review of and approval by the Chief Executive Officer of the Company in conjunction with ratification by the Compensation Committee. At the end of the calendar year, the Compensation Committee evaluates actual financial performance against these targets. The resulting performance evaluation dictates whether an increase or decrease in an executive's "normal" incentive compensation award is granted. For executive officers with operations responsibilities, the annual incentive award can range from zero to 30% of base salary depending upon performance as compared to budget. For executive officers with corporate staff responsibilities, such awards are based upon departmental objectives.

  Individual Performance

          Each executive's personal performance is measured against individual goals ("MBO's") established for that person on an annual basis. Leadership, planning, management and innovation are considered in addition to goal achievement and the weight assigned to each of these factors will vary from individual to individual. The maximum amount that any executive may earn based on the MBO element is 5% of base salary, with full achievement of MBO's resulting in a 75% payout and increasing up to 100% payout for achievement exceeding established MBO's. For executive officers with operations responsibilities, this element comprises a lesser percentage of the annual incentive award for the individual and for executive officers with corporate staff responsibilities, it comprises a greater percentage of the annual incentive award.

  Discretionary Awards

          The Compensation Committee also has the discretion under extraordinary circumstances to award bonuses based on a percentage of base salary.

     Incentive awards to the Chief Executive Officer and the other Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table, which follows this report.

     STOCK OPTIONS. Stock option grants accomplish the third and fourth compensation objectives: to motivate executive officers to manage the business, to improve long-term Company performance and to align the interests of executive officers with stockholder value. Customarily, option grants are made with exercise prices equal to the fair market value of the shares on the grant date and will be of no value unless the market price of the Company's outstanding shares appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by the stockholders. The option generally vests over a period of four years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the officer remains employed by the Company and the market price of the underlying shares appreciates over the option term. The size of the option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual's current position with the Company, internal comparability with option grants made to other Company executives and the individual's potential for future responsibility and promotion over the option term. The Compensation Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and the officer's existing holdings of unvested options. However, the Compensation

Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant made to each executive officer as circumstances warrant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The annual base salary for the Company's Chief Executive Officer, Mr. Clemons, was established on January 26, 1988, when the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement provides Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his then-current salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one year period.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. The Company's Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under the Option Plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

                                          COMPENSATION COMMITTEE

                                          Thomas R. Brown
                                          Steven J. Hamerslag
                                          Jeffrey J. Michael

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Michael, a member of the Compensation Committee, is the President and Chief Executive Officer of ENStar, a beneficial owner of more than 10% of the Company's outstanding Common Stock. No member of the Compensation Committee is a former or current officer of the Company.

                            STOCK PERFORMANCE GRAPH*

     The graph depicted below shows the Company's stock price at March 31, 1992 assuming an initial investment of $100 and at March 31, 1993, 1994, 1995, 1996 and 1997, the Standard and Poor's 500 index ("S&P 500") and the Nasdaq Health Services Index over the same period. The data depicted on the graph are as set forth in the chart below the graph. An initial investment of $100 in the Company group on March 31, 1992 would be $147.06 as of March 31, 1997.

        Measurement Period                CorVel                               NASDAQ Health
      (Fiscal Year Covered)             Corporation           S&P 500         Services Index
Mar-92                                   100.00              100.00              100.00
Mar-93                                    79.41              111.88               98.27
Mar-94                                   135.29              110.42              128.99
Mar-95                                   166.18              124.04              148.78
Mar-96                                   205.88              159.90              179.83
Mar-97                                   147.06              187.55              161.60

---------------
* The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1993 Act or the 1934 Act.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other executive officers whose total cash salary and bonus for fiscal 1997 exceeded $100,000 (the "Named Executive Officers") for the three fiscal years ended March 31, 1995, 1996 and 1997. No other executive officer who would otherwise have been included in such table on the basis of salary and bonus earned for the 1997 fiscal year resigned or terminated employment during fiscal year 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                           ------------------------------
                                                  ANNUAL COMPENSATION      SECURITIES
         NAME OF INDIVIDUAL           FISCAL     ---------------------     UNDERLYING        ALL OTHER
       AND PRINCIPAL POSITION          YEAR      SALARY(1)      BONUS      OPTIONS(2)     COMPENSATION(3)
------------------------------------  ------     ---------     -------     ----------     ---------------
V. GORDON CLEMONS...................   1997      $ 250,000     $    --           --            $ 563
  Chief Executive Officer              1996      $ 239,583     $    --           --            $ 466
  and President                        1995      $ 239,583     $    --           --            $ 869
DANIEL H. DAVIS.....................   1997      $ 163,020     $27,500       33,500            $ 445
  Vice President, Business             1996      $ 160,000     $30,000        4,000            $ 442
  Development                          1995      $ 160,000     $50,000        7,500            $ 950
LOUIS E. SILVERMAN..................   1997      $ 165,833     $15,000       19,500            $ 590
  Vice President,                      1996      $ 156,875     $50,000        3,000            $ 366
  Operations                           1995      $ 137,500     $56,841        5,000            $ 915

---------------
(1) Includes employee contributions to the Company's 401(k) Plan.

(2) A portion of the options granted in 1997 were performance-based options: See table under heading "Option Grants in Last Fiscal Year" below.

(3) "All Other Compensation" represents amounts contributed by the Company to the Company's 401(k) Plan which match the Named Executive Officer's deferred contribution to such Plan and annual premiums paid by the Company on behalf of each Named Executive Officer for the purchase of group term life insurance in an amount equal to such executive officer's annual salary as follows:

                                                                                      COMPANY-PAID
                                                                                          LIFE
                                                                       401(k)          INSURANCE
                                                    FISCAL YEAR     CONTRIBUTIONS       PREMIUMS
                                                    -----------     -------------     ------------
    V. Gordon Clemons.............................      1997            $ 530             $ 33
                                                        1996            $  74             $392
                                                        1995            $ 479             $390
    Daniel H. Davis...............................      1997            $ 424             $ 21
                                                        1996            $ 192             $250
                                                        1995            $ 700             $250
    Louis E. Silverman............................      1997            $ 579             $ 11
                                                        1996            $ 115             $251
                                                        1995            $ 700             $215

STOCK OPTIONS

     The following table provides information with respect to stock option grants made during fiscal 1997 to the Named Executive Officers. No options were granted during such fiscal year to the Chief Executive Officer. Except for the limited stock appreciation rights described in footnote 1 below the table, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                              PERCENT OF                                             ANNUAL RATE
                  NUMBER OF                 TOTAL OPTIONS                                           OF STOCK PRICE
                  SECURITIES                  GRANTED TO        AVERAGE                            APPRECIATION FOR
                  UNDERLYING                  EMPLOYEES       EXERCISE OR                            OPTION TERM
                   OPTIONS       GRANT        IN FISCAL        BASE PRICE       EXPIRATION    --------------------------
      NAME        GRANTED(1)      DATE         YEAR(2)        ($/SHARE)(3)         DATE          5%(4)         10%(4)
----------------- ----------    --------    --------------    ------------      ----------    -----------    -----------
Daniel H.
  Davis..........   20,000*     12/17/96         16.60%         $ 26.750          12/17/05    $294,960.00    $726,502.01
                     2,500      11/07/96          2.08%         $ 28.500          11/07/01    $ 19,685.06    $ 43,498.84
                     2,500      07/25/96          2.08%         $ 29.000          08/01/01    $ 20,117.03    $ 44,475.60
                     7,000      05/13/96          5.81%         $ 29.625          05/13/01    $ 57,293.89    $126,604.51

Louis E.
  Silverman......    2,500      02/06/97          2.08%         $ 27.500          02/06/02    $ 18,994.36    $ 41,972.56
                     2,000*     12/17/96          1.66%         $ 26.750          12/17/05    $ 29,496.06    $ 72,650.20
                     2,500      11/07/96          2.08%         $ 28.500          11/07/01    $ 19,685.06    $ 43,498.84
                     2,500      07/25/96          2.08%         $ 29.000          08/01/01    $ 20,117.03    $ 44,475.60
                     7,000      05/13/96          5.81%         $ 29.625          05/13/01    $ 57,293.89    $126,604.51

---------------
(1) Each option (unless otherwise indicated with an *) will become exercisable for 25% of the option shares one year from the grant date and thereafter the remaining shares become exercisable in 36 equal monthly installments. An asterisk indicates a performance-based option which becomes exercisable for 100% of the option shares upon the earlier to occur of the following: (i) the attainment of pre-established revenue goals for the Galaxy Project or
    (ii) eight years from the grant date of the option. To the extent not already exercisable, the options generally become exercisable upon a sale of assets, a merger or consolidation pursuant to which either (i) the Company does not survive or (ii) ownership of more than 50% of the voting power of the Company's stock is transferred, unless the option is assumed or replaced with a comparable option by the successor corporation. The options are also subject to "limited stock appreciation rights" pursuant to which the options, to the extent exercisable and outstanding for at least six months at the time of certain hostile tender offers in which more than 50% of the shares acquired are acquired from parties other than directors and executive officers of the Company, will automatically be canceled in return for a cash payment to the optionee based upon the tender-offer price of the Common Stock subject to that option. Each option has a maximum term of five years (or nine years in the case of a performance-based option), subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The Company granted options to purchase a total of 120,450 shares of Common Stock during fiscal 1997.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income tax liability incurred by the optionee in connection with such exercise. The Plan Administrator has the discretionary authority to reprice outstanding options under the Option Plan through the cancellation of those options and the grants of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(4) These gains are based on annual compounded rates of growth of stock price mandated by the SEC of 5% and 10% per year from the date the option was granted over the full option term. These rates do not represent the Company's estimate or projection of future Common Stock prices. There is no assurance that the values that may be realized by a Named Executive Officer on exercise of his options or any other holder of the Company's Common Stock will be at or near the value estimated in the foregoing table.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the 1997 fiscal year and unexercised options held as of the end of such fiscal year. No stock appreciation rights were exercised during the 1997 fiscal year and except for the limited stock appreciation rights described in footnote 1 to the table above, no stock appreciation rights were outstanding at the end of such fiscal year. Mr. Clemons and Silverman did not exercise any options during the 1997 fiscal year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                           NET VALUE OF UNEXERCISED
                                                                                            IN-THE-MONEY OPTIONS AT
                                                               NUMBER OF SECURITIES         FISCAL YEAR-END (MARKET
                                              VALUE                 UNDERLYING             PRICE OF SHARES AT FISCAL
                             SHARES          REALIZED         UNEXERCISED OPTIONS AT        YEAR-END ($25.00) LESS
                            ACQUIRED      (MARKET PRICE        FISCAL YEAR-END 1997             EXERCISE PRICE)
                           ON EXERCISE   AT EXERCISE LESS   ---------------------------   ---------------------------
          NAME                 (#)       EXERCISE PRICE)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -----------   ----------------   -----------   -------------   -----------   -------------
V. Gordon Clemons........         --               --          60,000              0      $ 1,499,994            0
Daniel H. Davis..........     10,000         $213,300          14,594         37,906      $    91,373      $26,315
Louis E. Silverman.......         --               --          29,771         22,729      $   249,987      $11,888

EMPLOYMENT AGREEMENTS

     On January 26, 1988, the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement provides Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his then current salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one year period.

NONQUALIFIED STOCK OPTION AGREEMENT

     Mr. Clemons, the Company and North Star entered into a Nonqualified Stock Option Agreement on January 26, 1988 which was amended on August 31, 1988, July 1, 1989, May 14, 1991 and May 16, 1991 (as amended, the "Option Agreement"). The Option Agreement provided Mr. Clemons with the right to acquire 750,000 shares of the Company's Common Stock at $.0001 per share. Mr. Clemons exercised this option pursuant to the Option Agreement for 150,000 shares immediately following the completion of the Company's initial public offering in July 1991, 25,000 shares in January 1992, 10,000 shares in May 1992, 100,000 shares in December 1992, 5,100 shares in December 1993, 10,000 shares in May 1994, 5,000 shares in November 1994, 12,000 shares in December 1994, 10,000 shares in March 1995, 200,000 shares in May 1995, 39,900 shares in November 1995, and 123,000 shares in January 1996. As of March 31, 1997, the entire 60,000 remaining shares covered by the Option Agreement were currently exercisable.

                              CERTAIN TRANSACTIONS

INDEMNIFICATION AGREEMENT

     In connection with the Company's initial public offering of its Common Stock, the Company agreed to indemnify North Star against certain liabilities in connection with the offering, including liabilities under the 1933 Act.

REGISTRATION AGREEMENT

     The Company, North Star and ENStar entered into a Registration Agreement as of November 25, 1996 pursuant to which the Company agreed, among other things, to register 200,000 shares of Common Stock held by ENStar on Form S-3 under the 1933 Act. In addition, under the terms of the Registration Agreement, the Company agreed to indemnify and hold harmless ENStar and North Star, and ENStar agreed to indemnify and hold the Company harmless against certain liabilities under the 1933 Act that could arise in connection with the sale of the shares of Common Stock. ENStar completed the sale of the shares in January 1997.

SHAREHOLDER RIGHTS AGREEMENT

     In February 1997, the Company's Board adopted a Shareholder Rights Plan similar to that adopted by numerous other public companies. Among other things, the Plan provides for a divided distribution to the Company stockholders of one preferred stock purchase "Right" for each outstanding share of Company common stock. The Rights are designed to assure that all stockholders receive fair and equal treatment in the event of a proposed takeover of the Company and to encourage a potential acquirer to negotiate with the Board of Directors prior to attempting a takeover. Each Right has an exercise price of $125.00 per Right, subject to subsequent adjustment. The Rights were distributed to holders of the Company's common stock of record as of February 28, 1997 as a dividend and will expire, unless earlier redeemed, on February 10, 2007.

STOCK REPURCHASE PROGRAM

     In August 1996, the Company's Board authorized the Company to begin a repurchase program to acquire up to 100,000 shares annually of its Common Stock, which represented approximately 2% of its outstanding shares. The shares are purchased from time to time at prevailing market prices through open market or unsolicited negotiated transactions, depending upon market conditions. The purchased shares will be used for general corporate purposes including issuance under the Company's stock option and stock purchase plans.

     In January 1997, the Company repurchased 200,000 shares of its Common Stock from ENStar. In March 1997, the Company's Board approved a 200,000 share expansion increasing the total number of shares approved for repurchase under the stock repurchase plan to 550,000 shares. Of that total, 211,000 shares remain as approved for repurchase. Since the beginning of this plan, the Company has repurchased approximately 339,000 Common Shares, equal to 7% of its outstanding stock.

      ANNUAL REPORT AND STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     A copy of the Annual Report of the Company for the fiscal year ended March 31, 1997 has been mailed concurrently with this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement, is not considered "soliciting material", is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

     A stockholder who intends to present a proposal at the Company's 1998 Annual Meeting of Stockholders must submit such proposal to the Company for inclusion in the Company's 1998 Proxy Statement and proxy card relating to such meeting not later than March 4, 1998. Stockholder proposals must be mailed to the Company's principal office at 1920 Main Street, Suite 1090, Irvine, California 92614, Attention: Secretary.

                             COSTS OF SOLICITATION

     Proxies will be solicited by mail and by telephone by regular employees of the Company without additional remuneration. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy materials to beneficial owners of the Common Stock. All costs associated with the solicitation of proxies will be borne by the Company. Proxies in the accompanying form which are properly executed, duly returned to the Company's management and not subsequently revoked will be voted as specified thereon.

                        ADDITIONAL INFORMATION AVAILABLE

     THE COMPANY FILES AN ANNUAL REPORT ON FORM 10K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO THE COMPANY'S SECRETARY.

                                          By Order of the Board of Directors
                                          RICHARD J. SCHWEPPE
                                          Secretary

July 3, 1997
Irvine, California

                                   EXHIBIT A

            PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

     Article SIXTH of the Certificate of Incorporation is deleted in its entirety and the following is adopted as a new Article SIXTH:

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the Corporation; provided, however, any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding Article II, Section 4 or
     Article III, Sections 6 and 7 of the Bylaws of the Corporation, shall require a resolution adopted by the affirmative vote of all of the directors then in office. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote, voting together as a single class, shall be required to alter, amend or repeal any or all of the Bylaws of the Corporation.

     Article NINTH of the Certificate of Incorporation is deleted in its entirety and the following is adopted as a new Article NINTH:

          Meetings of the stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Stockholders of the Corporation shall take action only by meetings held pursuant to this Certificate of Incorporation and the Bylaws.

     Article THIRTEENTH of the Company's Certificate of Incorporation is deleted in its entirety and the following is adopted as a new Article THIRTEENTH:

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote, voting together as a single class, shall be required to alter, amend or repeal Article VI, Article IX or this Article XIII.

     Article FOURTEENTH of the Certificate of Incorporation is deleted in its entirety and the following is adopted as new Article FOURTEENTH:

        RESERVED.

     Article FIFTEENTH is amended by adding the following sentence as the last sentence of Article FIFTEENTH:

     Notwithstanding anything to the contrary contained in this Certificate of Incorporation, including in this Article XV, any supermajority vote of either the directors or the stockholders called for by Article VI or
     Article XIII hereof shall remain in full force and effect.

                               CORVEL CORPORATION

                   RESTATED 1988 EXECUTIVE STOCK OPTION PLAN

                     AS RESTATED AND THROUGH AUGUST 7, 1997

                                  ARTICLE ONE

                                    GENERAL

I.  PURPOSES OF THE PLAN

     A. This Restated 1988 Executive Stock Option Plan (the "Plan"), as restated through August 7, 1997, is intended to promote the interests of CorVel Corporation, a Delaware corporation (the "Company"),(1) by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations),
(ii) the non-employee members of the Company's Board of Directors (the "Board"), and (iii) consultants and independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations) are to be offered equity incentives and rewards intended to encourage such individuals to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to continue to render services to the Company or its parent or subsidiary corporations.

     B. For purposes of the Plan, the following definitions shall be in effect:

          Common Stock: The Common Stock issuable under the Plan shall be shares of the Company's common stock, $.0001 par value.

          Employee: An individual shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the method and manner of performance.

          Fair Market Value: The Fair Market Value per share of Common Stock on any relevant date under the Plan shall be the closing selling price per share of Common Stock on such date, as quoted by the National Association of Securities Dealers through the Nasdaq National Market (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the closing selling price on such exchange on the date in question, as such price is quoted on the composite tape of transactions on such exchange. If there is no closing selling price of Common Stock on the Nasdaq National Market (or national securities exchange) on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          Optionee: Any person to whom an option is granted under the Discretionary Option Grant Program of Article Two or the Automatic Option Grant Program of Article Three of this Plan.

          Parent: A corporation shall be deemed to be a parent of the Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Section 16(b) Insider:  An individual shall be considered to be a
     Section 16(b) Insider on any relevant date under the Plan if such individual is at the time subject to the shortswing profit restrictions of
     Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by reason of his or her affiliation with the Company.

---------------
     (1) The Company was previously known as FORTIS Corporation and assumed all of the rights and responsibilities of FORTIS Corporation, a Minnesota corporation ("FORTIS Minnesota"), with respect to the Plan pursuant to the Agreement and Plan of Merger by and between the Company and FORTIS Minnesota, effective May 16, 1991, under which FORTIS Minnesota changed its state of incorporation from Minnesota to Delaware by merging with and into the Company which was a wholly owned subsidiary of FORTIS Minnesota.

          Service Provider: An individual shall be deemed to be a Service Provider for the Company for so long as such individual renders service on a periodic basis to the Company or one or more of its parent or subsidiary corporations as an Employee.

          Subsidiary: A corporation shall be deemed to be a subsidiary of the Company if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of all non-statutory option grants under the Plan and all Corporate Transaction provisions of the Plan, the term "subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

     C. Stock option grants made to any individual under the Discretionary Option Grant Program of Article Two shall not in any way affect, limit or restrict such individual's eligibility to participate in any other stock plan or other compensation or benefit plan, arrangement or practice now or hereafter maintained by the Company or any parent or subsidiary corporation.

II.  STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Committee, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive at periodic intervals special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

III.  ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered by the Company's Compensation Committee (the "Committee") consisting of two (2) or more members of the Board appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     B. Subject to the express provisions of the Plan, the Committee shall have the sole and exclusive authority with respect to the Discretionary Option Grant
Program:

          (i) to make option grants to any and all eligible individuals;

          (ii) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Discretionary Option Grant Program; and

          (iii) to change the terms and conditions of any outstanding option grant under this Article Two, provided such action does not, without the consent of the holder, adversely affect the rights and obligations such individual may have under the outstanding grant.

     C. Determinations of the Committee on all matters relating to the Plan and any option grants or stock issuances made hereunder shall be final, binding and conclusive on all persons having any interest in the Plan or any options granted or shares issued under the Plan.

     D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee shall exercise no discretionary functions with respect to option grants made pursuant to that program.

IV.  ELIGIBILITY

     A. The persons eligible to receive option grants under the Discretionary Option Grant Program are as follows:

          (i) key employees of the Company (or its parent or subsidiary corporations) who are members of the management team and who render services which contribute directly to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to directly contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

          (ii) non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

          (iii) those consultants or independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations).

V.  STOCK SUBJECT TO THE PLAN

     A. The Common Stock issuable under the Plan shall be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company on the open market. The aggregate number of shares of Common Stock issuable over the term of this Plan shall not exceed 1,635,000 shares, including an increase of 100,000 shares of Common Stock which was authorized by the Board in June 1997, subject to stockholder approval at the 1997 Annual Meeting. Such share reserve is subject to adjustment from time to time in accordance with paragraph V.C. below.

     B. Should an option granted under this Plan expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Section V of Article
Two), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under this Plan. In addition, unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to stock appreciation rights exercised in accordance with the provisions of Section II of Article Two and Section III of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

     C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made by the Committee to (i) the aggregate number and/or class of securities issuable under the Plan, to reflect the effect of such change upon the Company's capital structure, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to non-employee Board members under the Automatic Option Grant Program, (iv) the number and/or class of securities and the exercise price per share of the stock subject to each option outstanding under the Plan in order to preclude the dilution or enlargement of benefits thereunder and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding stock appreciation right in order to preclude the dilution or enlargement of benefits thereunder. All adjustments made by the Committee pursuant to this paragraph V.C. shall be final, binding and conclusive.

     D. In the event that (i) the Company is the surviving entity in any Corporate Transaction which does not result in the termination of outstanding options pursuant to the Corporate Transaction provisions of the Plan or (ii) the outstanding options under the Plan are to be assumed in connection with such Corporate Transaction, then each such continuing or assumed option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate option price shall remain the same. In addition, the number and class of securities which remain issuable under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

     E. From and after January 1, 1994, in no event may any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights exceeding 800,000 shares in the aggregate over the term of the Plan, subject to adjustment from time to time in accordance with the provisions of Section V.C.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.  TERMS AND CONDITIONS OF OPTIONS

     A. The Committee shall have sole and exclusive authority (subject to the express provisions of the Plan) to determine which eligible individuals are to be granted options under the Discretionary Option Grant Program, the number of shares to be covered by each such option, the status of the granted option as either an incentive stock option which meets the requirements of Section 422 of the Internal Revenue Code ("Incentive Option") or a non-statutory option not intended to meet such requirements ("Non-Statutory Option"), the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding.

     B. The granted options shall be evidenced by instruments in such form as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with the terms and conditions specified below.

     1.  Option Price.

     a. The option price per share shall be fixed by the Committee, but in no event shall the option price per share be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant.

     b. The option price shall become immediately due upon exercise of the option and shall, subject to the loan provisions of Section I of Article Four, be payable in one of the alternative forms specified below:

          1. full payment in cash or check payable to the Company's order; or

          2. full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six (6) months) and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

          3. full payment in a combination of shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six
     (6) months) and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order, equal in the aggregate to the option price; or

          4. full payment through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (i) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     c. The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified in clause 4 of subparagraph b. is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such notice.

     2.  Term and Exercise of Options.

     (i) Each option granted under the Discretionary Option Grant Program shall be exercisable in one or more installments as shall be determined by the Committee and set forth in the instrument evidencing such option; provided, however, no such option shall have a maximum term in excess of ten (10) years.

     (ii) During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     3.  Termination of Service.

     (i) Should an Optionee cease to be a Service Provider for any reason including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code (other than termination set forth in subparagraph (iii) below) while the holder of one or more outstanding options under this Article Two, then such options shall not be exercisable at any time after the earlier of
(i) the specified expiration date of the option term or (ii) the expiration of the limited period of time (not to exceed twelve (12) months after the Optionee ceases to be a Service Provider) specified by the Committee in the option agreement. Each such option shall, during such twelve (12)-month or shorter period following cessation of Service Provider status, be exercisable only to the extent of the number of shares (if any) in which the Optionee is vested on the date of such cessation of Service Provider status.

     (ii) Any option granted to an Optionee under this Article Two and outstanding in whole or in part on the date of the Optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) in which the Optionee is vested on the date the Optionee ceases to be a Service Provider (less any of those shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur prior to the earlier of (i) the expiration date of the option term or (ii) the first anniversary of the date of the Optionee's death.

     (iii) If the Optionee's Service Provider status is terminated for any of the following reasons, then all outstanding options granted the Optionee under this Article Two shall immediately terminate and cease to be exercisable immediately upon such termination:

          (1) Optionee's intentional misconduct or continuing gross neglect of duties which materially and adversely affects the business and operations of the Company or any parent or subsidiary corporation employing Optionee;

          (2) Optionee's unauthorized use or disclosure (or attempt thereat) of confidential information or trade secrets of the Company or its parent or subsidiary corporations; or

          (3) Optionee's commission of an act involving embezzlement, theft, fraud, falsification of records, destruction of property or commission of a crime or other offense involving money or other property of the Company or any parent or subsidiary corporation employing Optionee.

     The reasons for termination of Optionee as a Service Provider set forth in this subparagraph (iii) are not intended to be, and are not inclusive, of all acts or omissions which the Company may deem to constitute misconduct or other grounds for terminating the Optionee (or any other individual).

     (iv) The Committee shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability following cessation of Service Provider status, not only with respect to the number of shares in which the Optionee is vested at the time of such cessation of Service Provider status but also with respect to one or more subsequent installments of purchasable shares in which the Optionee would otherwise have vested had the Optionee continued as a Service Provider.

     (v) If the option is granted to an individual who is not an Employee of the Company, then the option agreement evidencing the granted option shall include provisions comparable to those set forth in subparagraphs (i), (ii) and (iii) above, and may include provisions comparable to subparagraph (iv) above, with respect to the Optionee's termination of service with the Company or its parent or subsidiary corporations.

     4.  Stockholder Rights.

     An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and satisfied all other conditions precedent to the issuance of certificates for the purchased shares.

     5. Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

          (i) The Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service Provider status while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the instrument evidencing such repurchase right.

          (ii) All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of Article Two of this Plan, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

          (iii) The Committee shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service Provider status, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II.  STOCK APPRECIATION RIGHTS

     A. The Committee shall have full power and authority, exercisable in its sole discretion, to grant selected Optionees tandem stock appreciation rights ("Tandem Rights") and/or limited stock appreciation rights ("Limited Rights") pertaining to all or part of the shares of Common Stock subject to one or more of their option grants under this Article Two.

     B. Tandem Rights may be granted at the same time the underlying option is granted or any time thereafter while the option remains outstanding. The Optionee may exercise such Tandem Right by surrendering the underlying option in whole or in part to the Company, to the extent such option is at the time exercisable for vested shares of Common Stock. In exchange for the surrendered option, the Optionee shall receive a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion) over (ii) the aggregate option price payable for such vested shares. However, the exercise of the Tandem Right shall be effective only if approved by the Committee. If so approved, the distribution to which the Optionee shall accordingly become entitled with respect to the surrendered option may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

     C. If the surrender of an option is rejected by the Committee, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. One or more Section 16(b) Insiders may, in the Committee's sole discretion, be granted Limited Rights(2) in conjunction with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a Limited Right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Committee shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with its terms. No additional approval of the Committee or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such option.

     E. For purposes of subparagraph D. above, the following definitions shall be in effect:

          A HOSTILE TAKE-OVER shall be the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the option cancellation date or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

     F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section II shall not be available for subsequent option grant under the Plan.

III.  CORPORATE TRANSACTION

     A. Upon the occurrence of any of the following transactions (a "Corporate Transaction") for which the approval of the Company's stockholders is obtained:

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to any entity other than a parent or subsidiary of the Company, or

          (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held such fifty percent (50%) or greater interest immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall be automatically accelerated so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common

---------------
     (2) Options granted to Section 16(b) Insiders prior to the effective date of the June 15, 1992 Restatement contain a different form of Limited Right. Such right will provide each Section 16(b) Insider with a thirty (30)-day election period, following the successful completion of a hostile tender offer for fifty percent (50%) or more of the Company's outstanding voting securities, to surrender the underlying option for a cash distribution from the Company in an amount per share of Common Stock in which the Section 16(b) Insider is at the time vested under the surrendered option equal to the excess of the highest price per share paid in effecting such tender offer over the exercise price payable per share under the surrendered option.

     Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not be so accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other applicable limitations imposed by the Committee at the time of grant. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

     B. The Committee shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms and conditions as it may deem appropriate) for either the automatic acceleration of one or more assumed or replaced options which do not accelerate in connection with the Corporate Transaction or for the automatic vesting of any cash incentive programs implemented in replacement of such options, in the event the Optionee's employment should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

     C. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction shall remain subject to the applicable dollar limitation of Section IV.A.(iii) of this Article Two below.

     D. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

     E. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  INCENTIVE OPTIONS

     A. The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Options which are specifically designated as "non-statutory" options when issued under this Article Two shall not be subject to such terms and conditions.

     (i) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

     (ii) 10% Stockholder. If any individual to whom an Incentive Option is to be granted pursuant to the provisions of this Article Two is on the grant date the owner of stock (as determined under Section 424(d) of the Internal Revenue
Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Stockholder), then (i) the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and (ii) the maximum term of the option shall not exceed five (5) years from the grant date.

     (iii) Dollar Limitation. The aggregate fair market value (determined on the basis of the Fair Market Value in effect on the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

     B. Except as modified by the preceding provisions of this Incentive Options section, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

V.  CANCELLATION AND RE-GRANT OF OPTIONS

     The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under this Article Two and to grant in substitution therefor new options under this Article Two covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date, (ii) one hundred percent (100%) of such Fair Market Value for an Incentive Option, or (iii) one hundred and ten percent (110%) of such Fair Market Value in the case of a 10% Stockholder.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.  ELIGIBILITY

     A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to (i) those individuals who are serving as non-employee Board members on August 5, 1993, the effective date of this Automatic Option Grant Program (the "Effective Date"), and (ii) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Company's stockholders. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Plan.

     B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, an Eligible Director serving on the Committee shall not be eligible during such period of service to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Company (or its parent or subsidiaries).

II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

          (i) Each Eligible Director who first becomes a non-employee Board member on or after the Effective Date of this Automatic Option Grant Program, whether through election by the Company's stockholders or appointment by the Board and who has not at any time been in the prior employ of the Company (or any parent or subsidiary corporation), shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Three.

          (ii) On the date of each Annual Stockholders Meeting, commencing with the 1993 Annual Stockholders Meeting, each individual who is at the time serving as an Eligible Director shall automatically be granted at that meeting, whether or not such individual is standing for re-election as a Board member at that particular meeting and whether or not such individual has at any time been in the prior employ of the Company (or any parent or subsidiary corporation), a non-statutory stock option to purchase 1,500 shares of Common Stock upon the terms and conditions of this Article Three, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such meeting. There shall be no limit on the number of 1,500-share option grants any one Eligible Director may receive over his or her period of Board service.

     The number of shares for which the automatic grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C of Article One.

     Stockholder approval of the restatement of the Plan at the 1997 Annual Meeting shall constitute pre-approval of each option subsequently granted pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.

     B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

     C.  Payment.

     The exercise price shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check payable to the Company's order; or

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six (6) months) and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six (6) months) and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order, equal in aggregate to the option price; or

          (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member is to provide irrevocable written instructions (I) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified in clause (iv) is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such notice.

     D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

     E. Exercisability. Each automatic grant shall become exercisable in a series of four (4) equal and successive annual installments over the Optionee's period of service on the Board, with the first such installment to become exercisable twelve (12) months after the automatic grant date. The exercisability of each automatic grant shall be subject to acceleration in accordance with the provisions of Section II.G and Section III of this Article Three.

     F. Limited Transferability. During the lifetime of the Optionee, each automatic option grant may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     G.  Termination of Board Service.

     1. Should the Optionee's service as a Board member cease for any reason (other than death or permanent disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

     2. Should the Optionee die within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

     3. Should the Optionee die or become permanently disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock subject to that option at the time of such cessation of Board service.

     4. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable postservice exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

     H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-Statutory Stock Option Agreement attached as Exhibit A to the Plan.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

     B. In connection with any Change in Control of the Company, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

          (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (I) have been Board members continuously since the beginning of such period or (II) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (I) who were still in office at the time such election or nomination was approved by the Board.

     C. A Limited Right shall be granted with respect to each automatic option granted under this Article Three. Upon the occurrence of a Hostile Take-Over, each such option shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be paid within five (5) days following the consummation of the Hostile Take-Over. The Committee shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with its terms. No additional approval of the Committee or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such option.

     D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

     E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

I.  LOANS OR GUARANTEE OF LOANS

     The Committee may assist any Optionee (including any officer or director) in the exercise of one or more outstanding options under the Discretionary Option Grant Program by (a) authorizing the extension of a loan to such Optionee from the Company, (b) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral, but the maximum credit available to the Optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares (less the par value) plus (ii) any Federal and State income and employment tax liability incurred by the Optionee in connection with the exercise of the option.

II.  TAX WITHHOLDING

     A. The Company's obligation to deliver shares or cash upon the exercise or surrender of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction by the Optionee of all applicable Federal, State and local income and employment tax withholding requirements.

     B. The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of Securities and Exchange Commission ("SEC") Rule 16b-3 or any successor rule or regulation) provide any or all holders of outstanding option grants under the Plan (other than automatic option grants made pursuant to the provisions of Article Three) with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, a portion of such shares with an aggregate Fair Market Value equal to the designated percentage (any multiple of five percent (5%) specified by the Optionee) of the Federal and state income taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more Optionees may also be granted the right to deliver pre-existing shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.

III.  EXTENSION OF EXERCISE PERIOD

     The Committee shall have full power and authority to extend the period of time for which any option granted under the Discretionary Option Grant Program is to remain exercisable following the Optionee's termination of service from the twelve (12)-month or shorter period set forth in the option agreement to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

IV.  AMENDMENT OF THE PLAN

     The Board shall have the complete and exclusive authority to amend or modify the Plan in any or all respects whatsoever. However, (i) no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to any stock options or stock appreciation rights at the time outstanding under the Plan and (ii) any amendment made to the Automatic Option Grant Program (or to any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

V.  EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan was initially adopted by the Board and approved by the Company's sole stockholder on August 1, 1988. The Board and sole stockholder amended and restated the Plan effective May 15, 1991 to (i) increase the number of shares issuable pursuant to the Plan, (ii) conform the provisions of the Plan to the SEC rules under Section 16 of the Exchange Act applicable to certain transactions effected under the Plan by Section 16(b) Insiders and (iii) provide for the grant of Incentive Options. The Plan was further restated on June 15, 1992 (the "1992 Restatement") to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 200,000 shares,
(ii) bring the Plan into compliance with revisions to SEC Rule 16b-3 which became effective on September 1, 1993 and exempts certain officer and director transactions under the Plan from the shortswing liability provisions of the federal securities laws and (iii) effect certain technical revisions to the provisions of the Plan to facilitate plan administration and interpretation. The 1992 Restatement was approved by the Company's stockholders at the 1992 Annual Meeting. The Plan was further restated and amended by the Board in June, 1993 (the "1993 Restatement") to add the Automatic Option Grant Program. The 1993 Restatement was approved by the Company's stockholders at the 1993 Annual Meeting. On May 4, 1994, the Board approved an amendment to the Plan to (i) increase the aggregate number of shares issuable over the term thereof by 200,000 shares to a total of 1,335,000 shares and (ii) impose a limitation of 800,000 shares on the maximum number of shares of Common Stock for which any one participant may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan. The amendment was approved by the Company's stockholders at the 1994 Annual Meeting.

     On June 21, 1996, the Board approved an amendment to the Plan to (i) increase the aggregate number of shares issuable over the term thereof by 200,000 shares to 1,535,000 shares, and (ii) extend the expiration date of the Plan to June 30, 2006. These amendments were approved by the Company's stockholders at the 1996 Annual Meeting. In June 1997, the Board further amended and restated the Plan (the "1997 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 100,000 shares to 1,635,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan in order to take advantage of the recent amendments to SEC Rule 16b-3.

     The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 100,000-share increase under the 1997 Restatement shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then each option grant made pursuant to the 100,000-share increase shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no additional option grants shall be made on the basis of that share increase. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

     B. The provisions of the Restatements apply only to stock options and stock appreciation rights granted under the Plan from and after the respective effective dates of such Restatements. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective dates of the Restatements shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation was previously granted, and nothing in the Restatements shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to the acquisition of shares of Common Stock thereunder or the exercise of their outstanding stock appreciation rights.

     C. The sale and remittance procedure authorized for the exercise of outstanding options shall be available for all options granted under the Plan from and after November 6, 1991 and for all Non-Statutory Options outstanding on such date. The Committee may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of incentive stock option shares effected on or after November 6, 1991, whether or not the option was granted on or before such date.

     D. The Plan shall in all events terminate upon the earlier of (i) June 30, 2006 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of stock options and/or stock appreciation rights under the Plan. If the date of termination is determined under clause (i) above, then any stock options and stock appreciation rights at the time outstanding under the Plan shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

     E. Options may be granted under the Discretionary Option Grant Program to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the Company's stockholders and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

VI.  MISCELLANEOUS

     A. Any cash proceeds received by the Company from the issuance of shares hereunder shall be used for general corporate purposes.

     B. The implementation of the Plan, the granting of any stock option, and the issuance of Common Stock hereunder, shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, and the stock options granted under it and the Common Stock issued pursuant to it.

     C. Neither the action of the Company in establishing the Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of the Plan itself shall be construed so as to grant any individual the right to remain in the employ or service of the Company or any of its parent or subsidiary corporations for any period of specific duration, and the Company (or any parent or subsidiary retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     D. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including (without limitation) the right of the Company (a) to grant options for proper corporate purposes otherwise than under this Plan to any Employee or other person, firm or company or association or (b) to grant options to, or assume the option of, any person in connection with the acquisition (by purchase, lease, merger, consolidation or otherwise) of the business and assets (in whole or in part) of any person, firm, company or association.

                               CORVEL CORPORATION

                       1991 EMPLOYEE STOCK PURCHASE PLAN

                 AS RESTATED AND AMENDED THROUGH AUGUST 7, 1997

                               CORVEL CORPORATION

                       1991 EMPLOYEE STOCK PURCHASE PLAN

I.  PURPOSE

     The CorVel Corporation 1991 Employee Stock Purchase Plan (the "Plan"), as restated and amended through August 7, 1997, is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the "Code").

II.  DEFINITIONS

     For purposes of administration of the Plan, the following terms shall have the meanings indicated:

     BASE SALARY means the regular base earnings paid to an Eligible Employee by one or more Participating Companies during such individual's period of participation in the Plan, plus (i) one hundred percent (100%) of the commissions paid to the such individual during each purchase period in which he or she participates in the Plan and (iii) any salary deferral contributions made by such individual to the Company's Code Section 401(k) Plan during such period. There shall be excluded from the calculation of Base Salary (i) all overtime payments, bonuses, profit-sharing distributions and other incentive-type payments and (ii) all contributions (other than Code Section 401(k) contributions) made by the Company or its Corporate Affiliates for such individual's benefit under any employee benefit or welfare plan now or hereafter established.

     BOARD means the Board of Directors of the Company.

     COMPANY means CorVel Corporation, a Delaware corporation(1), and any corporate successor to all or substantially all of the assets or voting stock of the Company which shall by appropriate action adopt the Plan.

     CORPORATE AFFILIATE means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation which becomes such after the Effective Date.

     EFFECTIVE DATE means October 1, 1991; provided, however, that any Corporate Affiliate which becomes a Participating Company in the Plan after October 1, 1991 shall designate a subsequent Effective Date with respect to its employee-Participants; provided further, that this Plan shall not be effective until such time as the Company becomes subject to the reporting requirements of
Section 12 of the Securities Exchange Act of 1934.

     ELIGIBLE EMPLOYEE means any person who is regularly engaged, for a period of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code. However, employees of the Company who, at the start of any purchase period under the Plan, (i) are deemed to be Highly Compensated Employees within the meaning of Section 414(q) of the Code and (ii) hold unvested options to purchase more than 15,000 shares of the Company's common stock under the Company's Restated 1988 Executive Stock Option Plan shall not be treated as Eligible Employees for that purchase period and shall accordingly be ineligible to participate in the Plan for such period.

---------------
     (1) The Company was previously known as FORTIS Corporation and assumed all of the rights and responsibilities of FORTIS Corporation, a Minnesota corporation ("FORTIS Minnesota"), with respect to the Plan pursuant to the Agreement and Plan of Merger by and between the Company and FORTIS Minnesota, effective May 16, 1991, under which FORTIS Minnesota changed its state of incorporation from Minnesota to Delaware by merging with and into the Company which was a wholly owned subsidiary of FORTIS Minnesota.

     PARTICIPANT means any Eligible Employee of a Participating Company who is actively participating in the Plan.

     PARTICIPATING COMPANY means the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan as of the purchase period to begin October 1, 1992 are listed in attached Schedule A.

     STOCK means shares of the common stock of the Company, par value $.0001 per share.

III.  ADMINISTRATION

     A. The Plan shall be administered by a committee (the "Committee") consisting of two (2) or more Board members appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     B. The Committee is hereby designated as the Plan Administrator and shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

IV.  PURCHASE PERIODS

     (a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

     (b) Each purchase period shall have a duration of six (6) months. The initial purchase period will begin October 1, 1991, and subsequent purchase periods will commence at successive six (6)-month intervals from and after that date.

     (c) The Participant shall be granted a separate purchase right for each purchase period in which he or she participates. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised on the last business day of the purchase period.

     (d) Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any shares of Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

     (e) The acquisition of Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Stock by the Participant in any subsequent purchase period.

V.  ELIGIBILITY AND PARTICIPATION

     (a) Each Eligible Employee of a Participating Company may begin participation in the Plan on the first day of any purchase period following the commencement of his or her employment with the Company or any other Participating Company.

     (b) In order to participate in the Plan for a particular purchase period, an Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designee) during the specified enrollment period for that purchase period.

     (c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of $10.00, up to a dollar maximum not in excess of 20% of the Base Salary paid to the

Participant during the purchase period. The deduction rate so authorized shall continue in effect for the entire purchase period, unless the Participant shall, prior to the end of the purchase period for which the purchase right is in effect, reduce the rate by filing the appropriate form with the Plan Administrator (or its designee). The reduced rate shall become effective as soon as practicable following the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Section VII(d) or (e) below.

VI.  STOCK SUBJECT TO PLAN

     (a) The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 200,000 shares, (subject to adjustment under subparagraph (b) below), including the 50,000-share increase subject to stockholder approval at the 1997 Annual Stockholders Meeting.

     (b) In the event any change is made to the Stock purchasable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the outstanding Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant under any one purchase right, and (iii) the class and number of shares and the price per share in effect under each purchase right at the time outstanding under the Plan.

VII.  PURCHASE RIGHTS

     Each Eligible Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     (a) Purchase Price.  The purchase price per share shall be the lesser of
(i) 85% of the fair market value of a share of Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value of a share of Stock on the date the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value of a share of Stock on any date shall be the closing selling price of such share on such date, as officially quoted on the principal exchange on which the Stock is at the time traded or, if not traded on any exchange, the closing selling price per share of the Stock on such date, as reported on the Nasdaq National Market. If there are no sales of Stock on such day, then the closing selling price for the Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value.

     (b) Number of Purchasable Shares. The number of shares purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period for which such purchase right is outstanding, by the purchase price per share in effect for that purchase period. However, the maximum number of shares purchasable by any Participant during any one purchase period shall not exceed 500 shares (subject to adjustment under Section VI(b)).

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

     (c) Payment. Payment for the Stock purchased under the Plan shall be effected through the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the purchase period and shall terminate with the pay day ending with or immediately prior to the last day of such purchase period. The amounts so collected shall be credited to the Participant's individual account under the Plan, but no interest shall be paid on the balance from time to time outstanding in the account. The collected amounts may be commingled with the Company's general assets and used for general corporate purposes.

     (d) Termination of Purchase Rights.

     (i) A Participant may, on or before the last day of any purchase period, terminate his or her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designee). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and the Participant shall have the following election with respect to any payroll deductions made by such individual with respect to the terminated purchase right: (A) have the Company refund those payroll deductions or (B) have such payroll deductions held for the purchase of shares at the end of the purchase period. If no such election is made, then such payroll deductions shall automatically be refunded at the end of such purchase period.

     (ii) The termination shall be irrevocable with respect to the particular purchase right to which it pertains, and the Participant may not subsequently rejoin the purchase period covered by such terminated right.

     (e) Termination of Service. If a Participant ceases to remain in Service while his or her purchase right remains outstanding, then such purchase right shall immediately terminate, and all sums previously collected from the Participant during the purchase period in which such termination occurs shall be refunded promptly to the Participant. However, should the Participant die or become permanently disabled while in Service or should the Participant cease active employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until the end of the purchase period in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his or her cessation of Service or at the commencement of such leave or (ii) have such funds held for the purchase of shares at the end of such purchase period. If no such election is made, then such funds shall automatically be held for the purchase of shares at the end of such purchase period. In no event, however, shall any further payroll deductions be added to the Participant's account following his or her cessation of Service or the commencement of such leave. Should the Participant return to active Service following a leave of absence, then his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to Service occurs prior to the expiration date of the purchase period in which such leave began.

     For purposes of the Plan: (a) the Participant shall be considered to remain in Service for so long as such Participant remains in the active employ of the Company or one or more other Participating Companies, and (b) the Participant shall be deemed to be permanently disabled if he or she is unable to engage in any substantial gainful employment, by reason of any medically-determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months.

     (f) Stock Purchase. The Stock subject to the purchase right of each Participant (other than Participants whose payroll deductions have been refunded in accordance with Section VII(d) or (e) above) shall be automatically purchased on the Participant's behalf on the last business day of the purchase period. The purchase shall be effected by applying the amount credited to each Participant's account on the last date of the purchase period to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for such purchase period. Any amount remaining in the Participant's account after such application shall be refunded promptly.

     (g) Proration of Purchase Rights. Should the total number of shares of Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants.

     (h) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to shares covered by his or her outstanding purchase right under the Plan until the shares are actually purchased on the Participant's behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     A Participant shall be issued, as soon as practicable after the date of each purchase, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his or her spouse as community property or as joint tenants with right of survivorship.

     (i) Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

     (j) Merger or Liquidation of Company. In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization (other than a reorganization effected primarily to change the State in which the Company is incorporated) or in the event the Company is liquidated, all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants during the purchase period of such transaction to the purchase of whole shares of Stock, subject, however, to the applicable limitations of
Section VII(b). Any amount not applied to the purchase of Stock by reason of the
Section VII(b) limitation on the maximum number of purchasable shares shall be refunded promptly.

VIII.  ACCRUAL LIMITATIONS

     (a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to acquire Stock accrued under other purchase rights granted to the Participant under this Plan and (ii) similar rights accrued by the Participant under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of Stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

     (b) For purposes of applying the accrual limitations of Section VIII(a), the right to acquire Stock pursuant to each purchase right granted under the Plan shall accrue as follows:

          (i) The right to acquire Stock under each such purchase right shall accrue when the purchase right first becomes exercisable on the last business day of the purchase period for which such right is granted.

          (ii) No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more other purchase rights granted to the Participant during such calendar year.

          (iii) To the extent the Participant's purchase right does not, by reason of the Section VIII(a) limitations, accrue on the last business day of the particular purchase period for which such right is granted, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be refunded promptly.

     (c) In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX.  AMENDMENT AND TERMINATION

     The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan; and provided, further, that no such action of the Board may, without the approval of the Company's stockholders, materially increase the number of shares issuable under the Plan or the maximum number of shares which any one Participant may purchase under the Plan during a single purchase period (provided, however, the Plan Administrator shall have the authority to effect adjustments pursuant to Section VI(b) without stockholder approval), alter the purchase price formula so as to reduce the purchase price specified in the Plan, otherwise materially increase the benefits accruing to Participants under the Plan, or materially modify the requirements for eligibility to participate in the Plan.

X.  GENERAL PROVISIONS

     (a) The Plan became effective on the Effective Date. On June 15, 1992 the Board approved a restatement of the Plan, to be effective as of October 1, 1992. The restatement was approved by the Company's stockholders at the 1992 Annual Meeting. On May 4, 1994, the Board approved an amendment to the Plan to increase the aggregate number of shares issuable over the term thereof from 100,000 to 150,000 shares. The amendment was approved by the Company's stockholders at the 1994 Annual Meeting. In June 1997, the Board approved another amendment to the Plan to increase the aggregate number of shares issuable over the term thereof from 150,000 to 200,000 shares, subject to stockholder approval at the 1997 Annual Meeting.

     (b) The Plan shall terminate upon the earlier of (i) September 30, 2001, or
(ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

     (c) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

     (d) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

     (e) The provisions of the Plan shall be governed by the laws of the State of California.

                                   SCHEDULE A

                           COMPANIES PARTICIPATING IN
                       1991 EMPLOYEE STOCK PURCHASE PLAN
                              AS OF JUNE 20, 1997

CorVel Corporation, a Delaware corporation
CorVel Healthcare Corporation, a California corporation

                                 FORM OF PROXY
                               CORVEL CORPORATION
                                     PROXY
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 7, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on August 7, 1997 and the accompanying Proxy Statement, and appoints V. Gordon Clemons and Jeffrey J. Michael, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of CorVel Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of CorVel Corporation to be held at 600 City Parkway West, Suite 200, Orange, California, on Thursday, August 7, 1997 at 1:00 p.m. Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the following manner:

1. To elect the following directors to serve for a term of one year.

V. Gordon Clemons              FOR [ ]   WITHHOLDING AUTHORITY [ ]
Peter E. Flynn                 FOR [ ]   WITHHOLDING AUTHORITY [ ]
Steven J. Hamerslag            FOR [ ]   WITHHOLDING AUTHORITY [ ]
R. Judd Jessop                 FOR [ ]   WITHHOLDING AUTHORITY [ ]
Jeffrey J. Michael             FOR [ ]   WITHHOLDING AUTHORITY [ ]

2. To approve a series of amendments to the Company's Restated 1988 Executive Stock Option Plan (the "Option Plan") which will effect the following changes:
(i) increase by 200,000 shares the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 1,535,000 shares to 1,735,000 shares, (ii) render the non-employee members of the Board of Directors (the "Board") eligible to receive option grants under the Discretionary Option Grant Program in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (iv) remove certain restrictions on the eligibility of Board members to administer the Option Plan and (v) effect a series of additional changes to the provisions of the Option Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the federal securities laws.

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares which may be issued under the Purchase Plan from 150,000 to 250,000 shares.
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. To approve an amendment to the Company's Certificate of Incorporation to (i) include a requirement that any stockholder action be taken only at a meeting of the stockholders, (ii) provide that the foregoing amendment to the Certificate of Incorporation, the amendment described in provision (iv) below and this provision (ii) may be amended or repealed only with the approval of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock entitled to vote, (iii) include a provision pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware, and (iv) provide that Bylaws may be adopted, amended or repealed by stockholder action only with the approval of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock entitled to vote.
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 1998.
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS SET FORTH ABOVE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 2, 3, 4 AND 5 IF NO SPECIFICATION IS MADE.

                                                   Dated:

                                                   -----------------------------

                                                   -----------------------------
                                                    (Print name(s) as it (they)
                                                     appear(s) on certificate)

                                                   -----------------------------
                                                     (Authorized Signature(s))

                                                   Please print the name(s)
                                                   appearing on each share
                                                   certificate(s) over which you
                                                   have voting authority.

  PLEASE RETURN YOUR EXECUTED PROXY TO U.S. STOCK TRANSFER CORPORATION IN THE
              ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.